UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 27, 2007


                          GLOBETEL COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                        0-23532                  88-0292161
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


101 NE 3rd Ave., Suite 1500, Fort Lauderdale, FL                  33301
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:    (954) 332-3759

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2007, Joseph J. Monterosso was terminated as Chief Operating Officer of GlobeTel Communications Corp.

Item 9.01 Financial Statements and Exhibits


(a) Financial statements of businesses acquired.

       Not applicable

(b) Pro forma financial information.

       Not applicable

(c)   Shell company transactions.

       Not applicable

(d) Exhibits

       None


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GlobeTel Communications Corp.
                                                     (Registrant)


Date   May 3, 2007                                /s/ Peter Khoury
                                                   Peter Khoury, CEO